SCHEDULE OF CONTRACT ASSETS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Contract Assets Net
Balance at beginning of the year	$ 943,369	$ 305,928
Additions	797,302	1,609,920
Changes due to billings	(804,156)	(862,830)
Allowance for expected credit loss and bad debt written-off	100,486	(109,013)
Exchange adjustment	457	(636)
Balance at end of year	$ 1,037,458	$ 943,369